united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 3/31

Date of reporting period: 3/31/22

Item 1. Reports to Stockholders.

CENTERSTONE INVESTORS

2022 ANNUAL REPORT

March 31, 2022

CENTERSTONE INVESTORS FUND

CLASS I	CLASS A	CLASS C
CENTX	CETAX	CENNX

CENTERSTONE INTERNATIONAL FUND

CLASS I	CLASS A	CLASS C
CINTX	CSIAX	CSINX

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Centerstone Investors ♦ Annual Report ♦ March 31, 2022

TABLE OF CONTENTS

3	CENTERSTONE’S DISTINCT INVESTMENT APPROACH

4	CENTERSTONE’S OPERATING PRINCIPLES

5	CENTERSTONE’S GUIDELINES TO INTELLIGENT INVESTING

6	SHAREHOLDER LETTER

CENTERSTONE INVESTORS FUND

12	Centerstone Investors Fund Overview

14	Portfolio of Investments

CENTERSTONE INTERNATIONAL FUND

20	Centerstone International Fund Overview

22	Portfolio of Investments

25	STATEMENTS OF ASSETS AND LIABILITIES

27	STATEMENTS OF OPERATIONS

28	STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

30	Centerstone Investors Fund

32	Centerstone International Fund

34	NOTES TO FINANCIAL STATEMENTS

59	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

61	FUNDS’ EXPENSES

63	SUPPLEMENTAL INFORMATION

68	PRIVACY NOTICE

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	1

2	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE’S DISTINCT INVESTMENT APPROACH
(Unaudited)

Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not “equity” analysts. Business analysis is a more holistic approach which includes the entirety of a firm’s capital structure and allows us, in our opinion, to more accurately gauge the prospects for impairment in business value.

“Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not ‘equity’ analysts.”

As the name of the firm states, we are investors, which implies a long-term time horizon. Since most peers operate on an annual cycle, they attempt to maximize short-term gains. Being privately owned with an employee ownership culture allows us, in our opinion, to more effectively align our interests with our investors.

We define risk simply as the chance for permanent loss of capital. Our distinct investment approach seeks to minimize losses at a portfolio level by trying to have adequate diversification of risks. We will default to cash and high quality bonds in the absence of qualifying investments. It is our belief that our risk management techniques on a security-level and portfolio-level attempt to address the risk most commonly defined by shareholders: volatility.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	3

CENTERSTONE’S OPERATING PRINCIPLES
(Unaudited)

TIME HORIZON

♦	Long-term investment horizon

♦	Emphasis on long-term earnings power, rather than current earnings

MARGIN OF SAFETY AND INTRINSIC VALUE

♦	Invest in a security after we have determined that the market price is lower than its intrinsic value, the difference being our margin of safety

♦	Margin of safety affords us a cushion to potentially avoid paying more than its intrinsic value

SEEK TO MANAGE RISK THROUGH BOTTOM-UP RESEARCH

♦	In our opinion, it is important to avoid highly leveraged businesses, specifically because they are more exposed to an impairment of value during periods of industry or economic distress

♦	Focus our efforts on understanding the likelihood of a change in the earnings power of a business due to changing competitive dynamics, technological challenges and regulations, among other factors

♦	In most cases, we will avoid shareholder-unfriendly businesses as it relates to management’s capital allocation decisions

GENERAL MARKET RISK WITHIN A BOTTOM-UP APPROACH

♦	In environments with an insufficient margin of safety, fully invested portfolio mandates can become too exposed to the risk of loss by owning potentially overvalued securities, while a more flexible policy may help to reduce that risk by holding a reserve in cash and high quality debt instruments

4	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

(Unaudited)

CENTERSTONE'S GUIDELINES TO INTELLIGENT INVESTING

A long-term time horizon and the avoidance of permanent capital loss are the keys to a successful investment strategy

Business quality, balance sheet quality, and management quality are as important as price in considering the difference between an investment and speculation

The flexibility to hold reserves is an important tool in the event that bottom-up search yields few opportunities

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	5

Abhay Deshpande, CFA CHIEF INVESTMENT OFFICER	DEAR FELLOW CENTERSTONE SHAREHOLDERS,

As we recover from the pandemic, we are now watching a heartbreaking war unfold. The images of innocent civilians and families torn apart will now become a part of history. This is also personal to us as nearly half the team at Centerstone have parents that have left their native countries and moved to the United States for better lives. Two members’ parents were refugees fleeing hostile governments. While Centerstone is an apolitical company, this is a humanitarian tragedy. We stand with the Ukrainian people and condemn the aggression from the Russian government.

While all this has unfolded, we believe the world is faced with yet another economic challenge just as it has begun to emerge from the COVID era. Nowhere is this more stark than in Europe which confronts existential questions in regards to both security and energy supply. In our opinion, the immediate consequence of Russian aggression goes well beyond Europe. This comes at an inopportune time considering the already present inflation and economic risks around the world. Certain asset classes, such as US corporate bonds, are already beginning to sound recessionary warnings for instance. In addition, the potential disruption to food supply also adds to the pressures. Finally, so long as there is an active “war zone,” tankers will not be able to load oil from Russian ports without invalidating their insurance policies and the sanctions increase risk for many other transporters as well. Oil prices could remain elevated for some time to come.

When it comes to investing under these circumstances it should come as no surprise that we have never had any meaningful investments in either Russia or China. Summarily, property rights and rule of law are unwavering prerequisites for Centerstone to invest anywhere in the world. That said, it is difficult – maybe even impossible – to avoid all exposure to these countries. Most multinational companies conduct at least some business in Russia and/or China. We rely on management to weigh these exposures in the context of their overall exposure and act accordingly.

6	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

SHAREHOLDER LETTER
March 31, 2022

POTENTIAL INFLATION HEDGE

A potential portfolio hedge we have in place is gold. We believe it is possibly entering a new “golden age” as many countries, even neutral ones, may now look at the US Treasury’s ability to confiscate currency reserves as a huge risk to their sovereign independence. The challenge to many central bankers is that gold has no cash flow stream to attach a value and most importantly it cannot be digitized which makes it troublesome for trade settlement. With that said, gold represents on average only 4% of central bank reserves. With declining “globalization” which began in earnest in 2008, one could make the case that central banks simply hold much more foreign currency than they need for their import requirements and not enough gold to safeguard their sovereign independence. We wonder if Russia’s 20% gold allocation will become a minimum target for many other countries. After all, even as the Ruble has fallen a great deal, the country’s gold reserve has increased in value since the start of the Ukraine war.

The Funds’ dividend streams have continued to increase faster than the underlying stock prices. On balance, we see continued upside to dividend payments as many of our companies continue to forecast strong recoveries from their COVID recessions. On a look-through basis, both Funds now yield over 3% and trade for less than 10 times cash flow. With all the concern over inflation, it is encouraging that the Funds not only have a high yield, but the underlying companies may likely grow at or above inflation rates. If this holds, in addition to being attractively valued just on their merits, the Funds may also be an effective inflation hedge.

PRIVATE MARKET ACTIVITY

Over the fiscal period ended March 31, 2022, the Funds had several takeovers of portfolio companies that validated our fundamental analysis and intrinsic values. That validation adds to the confidence in the portfolios’ positioning as the remaining businesses in the Funds continue to trade at steep discounts to their intrinsic values. Our approach seems to be working as intended despite external headwinds.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	7

When faced with these environments, we revert to what we believe is the tried-and-true formula of reviewing our companies and their various strengths and vulnerabilities. Even in the case of the 2008 experience, a focus on fundamentals helped to at least navigate those treacherous currents. While the macro shockwaves did indeed buffer our investments, ultimately the types of companies that we prefer emerge intact. We aim for businesses with sound balance sheets, shareholder-friendly management teams and durable business models trading below what we estimate as their intrinsic values. We also make room for companies that, in our opinion, have temporarily lost their way or are under some cyclical pressure, provided the other elements are in place. It is our view that currently the fundamentals of many of our holdings are more impacted by their actions rather than external factors. In addition, they often pay generous dividend yields while we wait for the improving fundamentals to be recognized by others.

DISCUSSION OF FUND PERFORMANCE

CENTERSTONE INVESTORS FUND

For the fiscal year ended March 31, 2022, the Centerstone Investors Fund Class I shares (CENTX) returned -1.58%, Class A shares (CETAX) returned -1.84% and Class A shares with a sales charge (CETAX) returned -6.78% compared with 7.28% for the MSCI ACWI Index. The Fund’s reserves* made up 13.50% of the portfolio on average for the fiscal year and 15.21% of the portfolio as of March 31, 2022.

During the fiscal year, the Centerstone Investors Fund’s five largest contributors to performance were ICL Group (Israel, Foreign Equity, Materials), Coast Capital Midas Fund LP (Canada, Private Fund, Materials), Henry Schein (United States, US Equity, Health Care), O’Reilly Automotive (United States, US Equity, Consumer Discretionary) and SPDR Gold (United States, Gold ETF), collectively adding 4.18% to performance. The five largest detractors were Ubisoft Entertainment (France, Foreign Equity, Communication Services), Scotts Miracle-Gro (United States, US Equity, Materials), 3M (United States, US Equity, Industrials), Nagaileben (Japan, Foreign Equity, Health Care), Aica Kogyo (Japan, Foreign Equity, Industrials), collectively subtracting 3.95% from performance.

8	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

SHAREHOLDER LETTER
March 31, 2022

CENTERSTONE INTERNATIONAL FUND

For the fiscal year ended March 31, 2022, the Centerstone International Fund Class I shares (CINTX) returned -3.74%, Class A shares (CSIAX) returned -4.00% and Class A shares with a sales charge (CSIAX) returned -8.77% compared with -1.48% for the MSCI ACWI Ex-US Index. The Fund’s reserves* made up 1.21% of the portfolio on average for the fiscal year and 0.00% of the portfolio as of March 31, 2022.

During the fiscal year, the Centerstone International Fund’s five largest contributors to performance were ICL Group (Israel, Foreign Equity, Materials), TC Energy (Canada, Foreign Equity, Energy), Compania Cervecerias Unidas (Chile, Foreign Equity, Consumer Staples), Coast Capital Midas Fund LP (Canada, Private Fund, Materials) and Lloyds Banking Group (United Kingdom, Foreign Equity, Financials), collectively adding 7.58% to performance. The five largest detractors were Ubisoft Entertainment (France, Foreign Equity, Communication Services), Vopak (Netherlands, Foreign Equity, Energy), Nagaileben (Japan, Foreign Equity, Health Care), Aica Kogyo (Japan, Foreign Equity, Industrials) and S-1 (South Korea, Foreign Equity, Industrials), collectively subtracting 5.36% from performance.

Thank you for being a Centerstone shareholder. We look forward to writing you again.

Sincerely,

Abhay Deshpande, CFA

CHIEF INVESTMENT OFFICER

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	9

*	Reserve positions are cash & cash equivalents, treasury securities and short-term high quality bonds.

The commentary represents the opinion of Centerstone Investors as of March 2022, and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

All indices provide total returns in US dollars with net dividends reinvested.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

6446-NLD-5/5/2022

10	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	11

CENTERSTONE INVESTORS FUND OVERVIEW (Unaudited)

Seeks long-term growth of capital	Global investments across industries, market capitalizations and capital structure	Invest in global equities and fixed income, with a bottom-up value approach. Weightings will vary depending on opportunities

PERFORMANCE	1 Month	3 Month	1 Year	3 Year	5 Year	Since Inception*
Class I (CENTX)	-0.86%	-3.13%	-1.58%	5.80%	5.39%	5.75%
Class A (CETAX)	-0.94	-3.21	-1.84	5.53	5.12	5.48
Class A (CETAX) with Sales Charge†	-5.88	-8.07	-6.78	3.73	4.05	4.56
Class C (CENNX)	-1.03	-3.41	-2.56	4.73	4.34	4.77

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006.

TOP 10 HOLDINGS§	% of Portfolio		% of Portfolio
Gold & Gold-Related (US)	5.01%	ISS (DNK)	2.47%
Air Liquide (FRA)	3.57	Ubisoft Entertainment (FRA)	2.32
Perrigo (US)	3.20	ICL Group (ISR)	2.31
Henry Schein (US)	3.18	3M (US)	2.23
CDK Global (US)	2.56	Gudang Garamm (IDN)	2.15
		TOTAL	29.00%

§	Holdings in cash, cash equivalents and short term instruments have been excluded.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

12	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CLASS I		CLASS A		CLASS C
CENTX	♦	CETAX	♦	CENNX
(Unaudited)

GROWTH OF A $10,000 INITIAL INVESTMENT

Fund inception date is May 3, 2016.

Returns for Class A shares include a maximum sales charge of 5.00%.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is not available for direct investment.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is not available for direct investment. All indices provide total returns in US dollars with net dividends reinvested.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

All indices provide total returns in US dollars with net dividends reinvested.

Centerstone Investors customizes its own sector, asset class and region classifications. On occasion, these classifications may differ from those used by other sources, which may result in differences. Allocation percentages are based on total value of portfolio securities excluding short-term investments.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	13

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2022

Shares	Security	Fair Value
COMMON STOCKS — 75.0%
Bermuda - 0.7%
2,350,413	PAX Global Technology Ltd.	$1,920,883

Canada - 7.1%
165,655	Barrick Gold Corporation	4,062,503
28,743	Franco-Nevada Corporation	4,585,082
524,688	Jaguar Mining, Inc.	1,737,475
155,000	Quebecor, Inc., Class B	3,694,579
107,169	TC Energy Corporation(b)	6,044,174
		20,123,813
Cayman Islands - 0.8%
2,493,239	NagaCorp Ltd.	2,208,873

Chile - 2.0%
316,306	Cia Cervecerias Unidas S.A. - ADR	4,731,938
102,546,552	Vina San Pedro Tarapaca S.A.(d)	827,629
		5,559,567
Denmark - 2.5%
394,187	ISS A/S(c)	7,006,580

Finland - 1.5%
457,047	Wartsila OYJ Abp(b)	4,173,487

France - 9.9%
57,721	Air Liquide S.A.	10,098,550
52,953	Eiffage S.A.	5,435,014
13,920	Schneider Electric S.E.	2,337,176
47,363	Sodexo S.A.	3,854,442
149,716	Ubisoft Entertainment S.A.(c)	6,579,343
		28,304,525
Germany - 1.6%
83,322	Fraport A.G. Frankfurt Airport Services Worldwide(c)	4,619,104

Indonesia - 2.1%
2,779,435	Gudang Garam Tbk P.T.	6,115,808

Ireland - 3.2%
237,333	Perrigo Company PLC	9,120,707

Israel - 2.3%
553,400	ICL Group Ltd.	6,578,589

See Accompanying Notes to Financial Statements.

14	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2022

Shares	Security	Fair Value
COMMON STOCKS — 75.0% (Continued)
Japan - 4.5%
140,334	Aica Kogyo Company Ltd.	$3,413,086
11,196	FANUC Corporation	1,965,251
200,051	Nagaileben Company Ltd.	3,266,997
161,905	Sekisui Jushi Corporation	2,341,145
8,652	Shimano, Inc	1,981,625
		12,968,104
Korea (Republic Of) - 0.9%
45,648	S-1 Corporation	2,671,581

Malaysia - 1.3%
3,396,312	Genting Bhd.	3,770,784

Mexico - 1.7%
1,585,285	Megacable Holdings S.A.B. de C.V.	4,781,940

Netherlands - 1.3%
110,733	Koninklijke Vopak N.V.	3,582,917

Singapore - 1.4%
427,369	Oversea-Chinese Banking Corp Ltd.	3,877,145

Spain - 0.3%
50,929	Cia de Distribucion Integral Logista Holdings S.A.	931,582

Sweden - 2.7%
187,925	Loomis A.B.	5,124,811
217,933	Mekonomen A.B.(c)	2,565,529
		7,690,340
Switzerland - 0.6%
112,011	Softwareone Holding A.G.	1,579,073

Thailand - 2.5%
716,400	Bangkok Bank PCL	2,932,987
897,930	Siam City Cement PCL	4,136,059
		7,069,046
United Kingdom - 2.3%
1,268,791	Firstgroup plc(c)	1,847,450
500,818	Fresnillo PLC	4,794,299
		6,641,749

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	15

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2022

Shares	Security	Fair Value
COMMON STOCKS — 75.0% (Continued)
United States - 21.8%
42,704	3M Company	$6,357,771
15,733	Brunswick Corporation	1,272,642
5,437	Carlisle Companies, Inc.	1,337,067
31,523	CarMax, Inc.(b),(c)	3,041,339
150,000	CDK Global, Inc.	7,302,000
52,150	Dentsply Sirona, Inc.	2,566,823
25,633	Emerson Electric Company	2,513,316
103,767	Henry Schein, Inc.(c)	9,047,445
8,629	McDonald’s Corporation	2,133,779
28,905	Mohawk Industries, Inc.(c)	3,590,001
7,508	O’Reilly Automotive, Inc.(c)	5,142,680
270,940	PHI Group, Inc.(b)	4,470,510
20,040	Scotts Miracle-Gro Company (The)	2,464,118
69,673	Sonoco Products Company	4,358,743
25,000	Walmart, Inc.	3,723,000
6,156	WW Grainger, Inc.	3,175,203
		62,496,437

TOTAL COMMON STOCKS (Cost $214,705,555)		$213,792,634

EXCHANGE-TRADED FUNDS — 5.0%
United States - 5.0%
79,027	SPDR Gold Shares(c)	14,276,228

TOTAL EXCHANGE-TRADED FUNDS (Cost $9,941,142)		14,276,228

PREFERRED STOCKS — 2.3%
United States - 2.3%
100,000	Bank of America Corporation(b),(c)	2,317,000
98,132	JPMorgan Chase & Company(b)	2,068,623
100,000	Wells Fargo & Company	2,069,000
		6,454,623

TOTAL PREFERRED STOCKS (Cost $6,218,887)		6,454,623

PRIVATE INVESTMENT FUNDS — 2.1%
United States - 2.1%
2,691,200	Coast Capital Midas Fund LP(a),(c),(d),(e),(f)	5,885,654

TOTAL PRIVATE INVESTMENT FUNDS (Cost $4,800,000)		5,885,654

See Accompanying Notes to Financial Statements.

16	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2022

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
CORPORATE BONDS — 0.2%
United States — 0.2%
500,000	USD	IAA, Inc.(g)	5.5	6/15/2027	$501,250

TOTAL CORPORATE BONDS (Cost $504,369)					501,250

U.S. GOVERNMENT & AGENCIES — 8.5%
United States — 8.5%
25,000,000	USD	United States Treasury Note	0.75	12/31/2023	24,365,235

TOTAL U.S. GOVERNMENT & AGENCIES (Cost $24,898,352)					24,365,235

Shares		Security			Fair Value
SHORT-TERM INVESTMENTS — 9.0%
COLLATERAL FOR SECURITIES LOANED – 2.4%
6,986,581		State Street Navigator Securities Lending Government Money Market Portfolio, 0.25% (Cost $6,986,581)(h),(i)			6,986,581
MONEY MARKET FUNDS - 6.6%
18,909,337		State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.19% (Cost $18,909,337)(h)			18,909,337

TOTAL SHORT-TERM INVESTMENTS (Cost $25,895,918)					25,895,918

TOTAL INVESTMENTS – 102.1% (Cost $286,964,223)					$291,171,542
LIABILITIES IN EXCESS OF OTHER ASSETS – (2.1)%					(6,076,438)
NET ASSETS – 100.0%					$285,095,104

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

LP	- Limited Partnership

LTD	- Limited Company

N.V.	- Naamioze Vennootschap

OYJ	- Julkinen osakeyhtiö

PLC	- Public Limited Company

P.T.	- Perseroan Terbatas

S.A.	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	17

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2022

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	Security, or a portion of the security, is out on loan at March 31, 2022. Total loaned securities had a value of $10,001,675 at March 31, 2022.

(c)	Non-income producing security.

(d)	Illiquid security. The total fair value of these securities as of March 31, 2022, was $6,713,283 representing 2.35% of net assets.

(e)	Restricted security.

(f)	Investment is valued using net asset value (or its equivalent) as a practical expedient. Total value of all such securities as March 31, 2022, amounted to $5,885,654, which represents approximately 2.06% of the net assets of the Fund. OceanaGold Corporation (a security traded on the Toronto Stock Exchange) is the only underlying holding of Coast Capital Midas Fund LP.

(g)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the total market value of 144A securities is $501,250 or 0.2% of net assets.

(h)	Rate disclosed is the seven day effective yield as of March 31, 2022.

(i)	The loaned securities were secured with short-term investment cash collateral of $6,986,581 and non-cash collateral of $3,681,186. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian. The Fund cannot pledge or resell the collateral.

18	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	19

CENTERSTONE INTERNATIONAL FUND OVERVIEW (Unaudited)

Seeks long-term growth of capital	Non-US investments across industries, market capitalizations and capital structure	Invest majority of assets in foreign equities with flexibility to invest in fixed income, with a bottom-up value approach

PERFORMANCE	1 Month	3 Month	1 Year	3 Year	5 Year	Since Inception*
Class I (CINTX)	-1.58%	-2.30%	-3.74%	0.63%	1.86%	2.95%
Class A (CSIAX)	-1.67	-2.48	-4.00	0.37	1.59	2.71
Class A (CSIAX) with Sales Charge†	-6.60	-7.34	-8.77	-1.34	0.54	1.82
Class C (CSINX)	-1.59	-2.60	-4.73	-0.37	0.83	2.02

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006.

TOP 10 HOLDINGS§	% of Portfolio		% of Portfolio
Gold & Gold-Related (US)	6.23%	Eiffage (FRA)	3.82%
Air Liquide (FRA)	4.62	Coast Capital Midas Fund LP (CAN)^	3.82
ICL Group (ISR)	4.32	Perrigo (US)	3.80
TC Energy (CAN)	4.08	Vopak (NLD)	3.42
ISS (DNK)	4.04	Siam City Cement (THA)	3.38
		TOTAL	41.53%

§	Holdings in cash, cash equivalents and short term instruments have been excluded.

^	OceanaGold Corp (a security traded on the Canadian Securities Exchange) is the main underlying holding of Coast Capital Midas Fund LP.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

20	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CLASS I		CLASS A		CLASS C
CINTX	♦	CSIAX	♦	CSINX
(Unaudited)

GROWTH OF A $10,000 INITIAL INVESTMENT

Fund inception date is May 3, 2016.

Returns for Class A shares include a maximum sales charge of 5.00%.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The index is not available for direct investment.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the market performance of developed markets, excluding the US & Canada. The index is not available for direct investment.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

All indices provide total returns in US dollars with net dividends reinvested.

Centerstone Investors customizes its own sector, asset class and region classifications. On occasion, these classifications may differ from those used by other sources, which may result in differences. Allocation percentages are based on total value of portfolio securities excluding short-term investments.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	21

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2022

Shares	Security	Fair Value
COMMON STOCKS — 88.9%
Bermuda - 2.1%
998,587	PAX Global Technology Ltd.	$816,099

Canada - 8.9%
33,740	Barrick Gold Corporation	827,436
104,312	Jaguar Mining, Inc.	345,423
32,000	Quebecor, Inc., Class B	762,752
27,674	TC Energy Corporation(b)	1,560,773
		3,496,384
Cayman Islands - 2.0%
864,761	NagaCorp Ltd.	766,131

Chile - 3.9%
55,233	Cia Cervecerias Unidas S.A. - ADR	826,286
84,677,397	Vina San Pedro Tarapaca S.A.(d)	683,412
		1,509,698
Denmark - 4.0%
87,159	ISS A/S(c)	1,549,230

Finland - 3.0%
127,395	Wartsila OYJ Abp(b)	1,163,297

France - 15.1%
10,127	Air Liquide S.A.	1,771,764
14,261	Eiffage S.A.	1,463,727
2,477	Schneider Electric S.E.	415,890
14,460	Sodexo S.A.	1,176,767
24,937	Ubisoft Entertainment S.A.(c)	1,095,869
		5,924,017
Germany - 2.2%
15,443	Fraport A.G. Frankfurt Airport Services Worldwide(c)	856,110

Indonesia - 2.9%
508,965	Gudang Garam Tbk P.T.	1,119,915

Ireland - 3.8%
38,154	Perrigo Company PLC	1,466,258

Israel - 4.3%
140,127	ICL Group Ltd.	1,665,771

See Accompanying Notes to Financial Statements.

22	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2022

Shares	Security	Fair Value
COMMON STOCKS — 88.9% (Continued)
Japan - 6.7%
27,581	Aica Kogyo Company Ltd.	$670,802
1,514	FANUC Corporation	265,755
44,324	Nagaileben Company Ltd.	723,847
48,745	Sekisui Jushi Corporation	704,852
1,138	Shimano, Inc.	260,644
		2,625,900
Korea (Republic Of) - 3.0%
20,173	S-1 Corporation	1,180,639

Malaysia - 2.7%
930,588	Genting Bhd.	1,033,193

Mexico - 3.1%
395,071	Megacable Holdings S.A.B. de C.V.	1,191,714

Netherlands - 3.4%
40,528	Koninklijke Vopak N.V.	1,311,339

Singapore - 2.2%
92,901	Oversea-Chinese Banking Corp Ltd.	842,809

Spain - 0.5%
9,752	Cia de Distribucion Integral Logista Holdings S.A.	178,381

Sweden - 5.2%
45,847	Loomis A.B.	1,250,272
64,153	Mekonomen A.B.(c)	755,215
		2,005,487
Switzerland - 0.7%
18,489	Softwareone Holding A.G.	260,648

Thailand - 5.5%
205,300	Bangkok Bank PCL	840,511
281,934	Siam City Cement PCL	1,298,649
		2,139,160
United Kingdom - 3.7%
663,903	Firstgroup plc(c)	966,690
50,959	Fresnillo PLC	487,827
		1,454,517

TOTAL COMMON STOCKS (Cost $36,722,333)		34,556,697

EXCHANGE-TRADED FUNDS — 6.2%
United States - 6.2%
13,303	SPDR Gold Shares(c)	2,403,187

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,668,045)		2,403,187

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	23

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2022

Shares	Security	Fair Value
PRIVATE INVESTMENT FUNDS — 3.8%
United States - 3.8%
672,800	Coast Capital Midas Fund LP(a),(c),(d),(e),(f)	$1,471,414

TOTAL PRIVATE INVESTMENT FUNDS (Cost $1,200,000)		1,471,414

SHORT-TERM INVESTMENTS — 4.2%
COLLATERAL FOR SECURITIES LOANED – 4.2%
1,628,556	State Street Navigator Securities Lending Government Money Market Portfolio, 0.25% (Cost $1,628,556)(g),(h)	$1,628,556

TOTAL INVESTMENTS – 103.1% (Cost $41,218,934)		$40,059,854
LIABILITIES IN EXCESS OF OTHER ASSETS – (3.1)%		(1,187,285)
NET ASSETS – 100.0%		$38,872,569

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

LP	- Limited Partnership

LTD	- Limited Company

N.V.	- Naamioze Vennootschap

OYJ	- Julkinen osakeyhtiö

PLC	- Public Limited Company

P.T.	- Perseroan Terbatas

S.A.	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	Security, or a portion of the security, is out on loan at March 31, 2022. Total loaned securities had a value of $2,523,812 at March 31, 2022.

(c)	Non-income producing security.

(d)	Illiquid security. The total fair value of these securities as of March 31, 2022, was $2,154,826 representing 5.54% of net assets.

(e)	Investment is valued using net asset value (or its equivalent) as practical expedient. Total value of all such securities as March 31, 2022, amounted to $1,471,414 which represents approximately 3.79% of the net assets of the Fund. OceanaGold Corporation (a security traded on the Toronto Stock Exchange) is the only underlying holding of Coast Capital Midas Fund LP.

(f)	Restricted security.

(g)	Rate disclosed is the seven day effective yield as of March 31, 2022.

(h)	The loaned securities were secured with short-term investment cash collateral of $1,628,556 and non-cash collateral of $1,119,376. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian. The Fund cannot pledge or resell the collateral.

See Accompanying Notes to Financial Statements.

24	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2022

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Assets:
Investments in securities, at cost	$286,964,223	$41,218,934
Investments in securities, at value #	$291,171,542	$40,059,854
Foreign currency, at value (Cost $22,411 and $5,179, respectively)	24,688	4,543
Cash	39,202	—
Interest and dividends receivable	626,346	172,643
Foreign tax reclaim receivable	521,052	357,139
Receivable for fund shares sold	14,600	—
Receivable for Coast Capital sale	103,227	55,164
Prepaid expenses and other assets	29,105	14,122
Total Assets	292,529,762	40,663,465

Liabilities:
Due to custodian	—	3,291
Collateral on securities loaned (see Note 2)	6,986,581	1,628,556
Payable for fund shares redeemed	42,561	30,771
Payable to advisor	220,426	16,441
Payable for shareholder servicing fees	25,483	6,075
Payable for distribution fees	15,032	2,964
Payable for custody fees	58,456	48,728
Accrued expenses and other liabilities	86,119	54,070
Total Liabilities	7,434,658	1,790,896

Net Assets	$285,095,104	$38,872,569

Net Assets consist of:
Paid in capital (par value $0.001 per share)	$282,516,470	$64,685,010
Accumulated earnings (losses)	2,578,634	(25,812,441)
Net Assets	$285,095,104	$38,872,569

#	Includes $10,001,675 and $2,523,812 of securities out on loan, respectively.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	25

CENTERSTONE INVESTORS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2022

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Net Asset Value Per Share
Class I Shares:
Net Assets	$248,481,737	$27,168,277
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	19,566,460	2,559,080
Net asset value, offering and redemption price per share*	$12.70	$10.62

Class A Shares:**
Net Assets	$24,981,556	$10,978,165
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,974,231	1,034,352
Net asset value, and redemption price per share*	$12.65	$10.61
Offering price per share (NAV per share plus maximum sales charge of 5%)	$13.32	$11.17

Class C Shares:
Net Assets	$11,631,811	$726,127
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	931,586	69,173
Net asset value, offering and redemption price per share*	$12.49	$10.50
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)^	$12.37	$10.40

*	Each Fund will deduct a 2.00% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase.

**	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

^	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption.

See Accompanying Notes to Financial Statements.

26	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

STATEMENTS OF OPERATIONS

Year ended March 31, 2022

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Investment Income:
Interest income	$47,136	—
Dividend income	5,999,641	1,452,127
Less: Foreign withholding taxes	(674,526)	(235,593)
Securities lending income, net	29,539	5,925
Total Investment Income	5,401,790	1,222,459

Operating Expenses:
Investment advisory fees	2,662,300	529,975
Distribution fees - Class A Shares	68,529	30,192
Distribution fees - Class C Shares	122,907	9,548
Shareholder servicing fees	262,671	88,236
Administration fees	101,071	41,558
Custodian fees	77,928	58,031
Registration & filing fees	59,999	59,999
Legal fees	18,384	17,839
Chief Compliance Officer fees	18,092	9,126
Trustees’ fees	15,928	13,889
Dividends on securities sold short	7,037	—
Others expenses	65,487	38,091
Total Operating Expenses	3,480,333	896,484
Less: Fees waived by the advisor	(27,474)	(209,844)
Net Operating Expenses	3,452,859	686,640
Net Investment Income	1,948,931	535,819

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	16,880,395	540,580
Forward foreign currency contracts	(78,764)	(1,293)
Securities sold short	(463,048)	—
	16,338,583	539,287
Net change in unrealized appreciation (depreciation) from:
Investments	(23,803,017)	(2,956,136)
Foreign currency translations	(9,767)	(8,727)
Securities sold short	191,587	—
	(23,621,197)	(2,964,863)

Net Realized and Unrealized Loss	(7,282,614)	(2,425,576)

Net Decrease in Net Assets Resulting From Operations	$(5,333,683)	$(1,889,757)

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	27

CENTERSTONE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Centerstone		Centerstone
	Investors Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2022	2021	2022	2021
Operations:
Net investment income	$1,948,931	$1,550,735	$535,819	$581,068
Net realized gain (loss) from investments, foreign currency translation and securities sold short	16,338,583	2,773,033	539,287	(8,243,947)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency contacts and securities sold short	(23,621,197)	98,472,333	(2,964,863)	31,481,892

Net Increase (Decrease) in Net Assets Resulting From Operations	(5,333,683)	102,796,101	(1,889,757)	23,819,013

Distributions to Shareholders From:
Tax Return of Capital
Class I	—	—	(32,392)	—
Class A	—	—	(7,898)	—
Class C	—	—	(296)	—
Net Investment Income
Class I	(3,239,347)	(1,480,180)	(925,363)	(368,908)
Class A	(261,766)	(96,655)	(225,639)	(68,824)
Class C	(28,475)	—	(8,459)	—

Total Distributions to Shareholders	(3,529,588)	(1,576,835)	(1,200,047)	(437,732)

See Accompanying Notes to Financial Statements.

28	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Centerstone		Centerstone
	Investors Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2022	2021	2022	2021
Fund Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	39,240,153	47,953,002	6,874,016	7,786,138
Class A	7,136,460	4,192,613	1,880,857	1,464,477
Class C	968,389	726,674	52,958	32,000
Reinvestment of distributions
Class I	2,986,653	1,365,804	909,847	347,666
Class A	259,596	95,710	227,769	67,798
Class C	27,471	—	7,469	—
Redemption fee proceeds
Class I	1,945	71,061	1	567
Class A	219	7,125	199	148
Class C	—	4,017	—	14
Cost of shares redeemed
Class I	(23,774,459)	(120,618,442)	(32,259,972)	(38,278,632)
Class A	(7,331,167)	(6,138,497)	(2,451,272)	(5,957,155)
Class C	(1,307,365)	(4,889,283)	(312,468)	(1,158,098)

Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	18,207,895	(77,230,216)	(25,070,596)	(35,695,077)

Total Increase (Decrease) in Net Assets	9,344,624	23,989,050	(28,160,400)	(12,313,796)

Net Assets:
Beginning of Year	275,750,480	251,761,430	67,032,969	79,346,765
End of Year	$285,095,104	$275,750,480	$38,872,569	$67,032,969

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	29

CENTERSTONE INVESTORS FUND

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from			Less
		investment operations:			distributions:
				Total
	Net	Net	Net	income	From
	asset	invest-	realized	(loss) from	net	From
	value,	ment	and	invest-	invest-	net	Total
	beginning	income	unrealized	ment	ment	realized	distribu-
	of period	(loss)*	gain (loss)	operations	income	gains	tions

Class I
Year Ended March 31, 2022	$13.07	0.10	(0.31)	(0.21)	(0.16)	—	(0.16)
Year Ended March 31, 2021	$8.59	0.08	4.48	4.56	(0.08)	—	(0.08)
Year Ended March 31, 2020	$11.18	0.12	(2.46)	(2.34)	(0.16)	(0.09)	(0.25)
Year Ended March 31, 2019	$11.55	0.14	(0.16)	(0.02)	(0.12)	(0.23)	(0.35)
Year Ended March 31, 2018	$10.64	0.10	0.94	1.04	(0.05)	(0.08)	(0.13)

Class A
Year Ended March 31, 2022	$13.02	0.06	(0.30)	(0.24)	(0.13)	—	(0.13)
Year Ended March 31, 2021	$8.56	0.05	4.46	4.51	(0.05)	—	(0.05)
Year Ended March 31, 2020	$11.14	0.09	(2.45)	(2.36)	(0.13)	(0.09)	(0.22)
Year Ended March 31, 2019	$11.51	0.12	(0.16)	(0.04)	(0.10)	(0.23)	(0.33)
Year Ended March 31, 2018	$10.62	0.07	0.94	1.01	(0.04)	(0.08)	(0.12)

Class C
Year Ended March 31, 2022	$12.85	(0.04)	(0.29)	(0.33)	(0.03)	—	(0.03)
Year Ended March 31, 2021	$8.47	(0.03)	4.41	4.38	—	—	—
Year Ended March 31, 2020	$11.03	0.01	(2.43)	(2.42)	(0.05)	(0.09)	(0.14)
Year Ended March 31, 2019	$11.43	0.02	(0.15)	(0.13)	(0.04)	(0.23)	(0.27)
Year Ended March 31, 2018	$10.59	(0.03)	0.96	0.93	(0.01)	(0.08)	(0.09)

*	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	The ratios include 0.00% and 0.02% for the years ended March 31, 2022 and March 31, 2021, respectively, attributed to dividends from securities sold short.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See Accompanying Notes to Financial Statements.

30	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

				Ratios/					Ratios of net invest-
				Supplemen-	Ratios of expenses				ment income (loss)
				tal Data:	to average net assets				to average net assets
Paid in		Net		Net
capital		asset		assets,
from		value,		end of	Before		After		Before		After		Portfolio
redemp-		end of	Total	period	fee		fee		fee		fee		turnover
tion fees		period	return‡	(in 000s)	waivers		waivers		waivers		waivers		rate

0.00	(1)	$12.70	(1.58)%	$248,482	1.11	% (2)	1.10	% (2)	0.71	% (2)	0.72	% (2)	31.56%
0.00	(1)	$13.07	53.22%	$237,904	1.23	% (2)	1.12	% (2)	0.60	% (2)	0.72	% (2)	34.65%
0.00	(1)	$8.59	(21.46)%	$221,360	1.17%		1.10%		1.04%		1.11%		49.72%
0.00	(1)	$11.18	(0.02)%	$349,734	1.18%		1.10%		1.20%		1.28%		33.65%
0.00	(1)	$11.55	9.82%	$264,705	1.34%		1.10%		0.65%		0.88%		20.55%

0.00	(1)	$12.65	(1.84)%	$24,982	1.36	% (2)	1.35	% (2)	0.46	% (2)	0.47	% (2)	31.56%
0.00	(1)	$13.02	52.79%	$25,590	1.48	% (2)	1.37	% (2)	0.34	% (2)	0.45	% (2)	34.65%
0.00	(1)	$8.56	(21.63)%	$18,764	1.42%		1.35%		0.75%		0.82%		49.72%
0.00	(1)	$11.14	(0.25)%	$31,492	1.43%		1.35%		0.94%		1.02%		33.65%
0.00	(1)	$11.51	9.49%	$28,609	1.59%		1.35%		0.41%		0.65%		20.55%

—		$12.49	(2.56)%	$11,632	2.11	% (2)	2.10	% (2)	(0.29	)% (2)	(0.28	)% (2)	31.56%
0.00	(1)	$12.85	51.71%	$12,256	2.23	% (2)	2.12	% (2)	(0.40	)% (2)	(0.28	)% (2)	34.65%
0.00	(1)	$8.47	(22.24)%	$11,637	2.17%		2.10%		0.03%		0.11%		49.72%
0.00	(1)	$11.03	(1.00)%	$15,688	2.18%		2.10%		0.09%		0.18%		33.65%
0.00	(1)	$11.43	8.74%	$8,164	2.34%		2.10%		(0.57)%		(0.30)%		20.55%

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	31

CENTERSTONE INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from				Less
		investment operations:				distributions:
	Net				Total
	asset	Net		Net	income	From
	value,	invest-		realized	(loss) from	net		From
	begin-	ment		and	invest-	invest-	Return	net	Total
	ning of	income		unrealized	ment	ment	of	realized	distri-
	period	(loss)*		gain (loss)	operations	income	Capital	gains	butions

Class I
Year Ended March 31, 2022	$11.29	0.11		(0.53)	(0.42)	(0.24)	(0.01)	—	(0.25)
Year Ended March 31, 2021	$7.98	0.09		3.30	3.39	(0.08)	—	—	(0.08)
Year Ended March 31, 2020	$10.97	0.16		(2.92)	(2.76)	(0.21)	—	(0.02)	(0.23)
Year Ended March 31, 2019	$11.82	0.16		(0.62)	(0.46)	(0.15)	—	(0.24)	(0.39)
Year Ended March 31, 2018	$10.75	0.09		1.18	1.27	(0.03)	—	(0.17)	(0.20)

Class A
Year Ended March 31, 2022	$11.28	0.08		(0.53)	(0.45)	(0.21)	(0.01)	—	(0.22)
Year Ended March 31, 2021	$7.98	0.06		3.29	3.35	(0.05)	—	—	(0.05)
Year Ended March 31, 2020	$10.96	0.15		(2.93)	(2.78)	(0.18)	—	(0.02)	(0.20)
Year Ended March 31, 2019	$11.81	0.15		(0.64)	(0.49)	(0.12)	—	(0.24)	(0.36)
Year Ended March 31, 2018	$10.75	0.06		1.18	1.24	(0.01)	—	(0.17)	(0.18)

Class C
Year Ended March 31, 2022	$11.14	0.00	(1)	(0.53)	(0.53)	(0.11)	0.00 (1)	—	(0.11)
Year Ended March 31, 2021	$7.90	0.00	(1)	3.24	3.24	—	—	—	—
Year Ended March 31, 2020	$10.85	0.05		(2.88)	(2.83)	(0.10)	—	(0.02)	(0.12)
Year Ended March 31, 2019	$11.71	0.05		(0.62)	(0.57)	(0.05)	—	(0.24)	(0.29)
Year Ended March 31, 2018	$10.73	(0.04)		1.19	1.15	—	—	(0.17)	(0.17)

*	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See Accompanying Notes to Financial Statements.

32	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

				Ratios/			Ratios of net invest-
				Supplemen-	Ratios of expenses		ment income (loss)
				tal Data:	to average net assets		to average net assets
Paid in		Net		Net
capital		asset		assets,
from		value,		end of	Before	After	Before	After	Portfolio
redemp-		end of	Total	period	fee	fee	fee	fee	turnover
tion fees		period	return‡	(in 000s)	waivers	waivers	waivers	waivers	rate

0.00	(1)	$10.62	(3.74)%	$27,168	1.45%	1.10%	0.63%	0.98%	19.69%
0.00	(1)	$11.29	42.49%	$53,982	1.62%	1.10%	0.42%	0.94%	22.87%
0.00	(1)	$7.98	(25.70)%	$65,732	1.30%	1.10%	1.25%	1.45%	30.37%
0.00	(1)	$10.97	(3.78)%	$168,337	1.29%	1.10%	1.22%	1.41%	34.01%
0.00	(1)	$11.82	11.90%	$135,303	1.50%	1.10%	0.33%	0.73%	20.86%

0.00	(1)	$10.61	(4.00)%	$10,978	1.70%	1.35%	0.34%	0.73%	19.69%
0.00	(1)	$11.28	42.03%	$12,019	1.87%	1.35%	0.10%	0.63%	22.87%
0.00	(1)	$7.98	(25.84)%	$11,919	1.55%	1.35%	1.15%	1.35%	30.37%
0.00	(1)	$10.96	(4.05)%	$20,619	1.54%	1.35%	1.13%	1.33%	34.01%
0.00	(1)	$11.81	11.53%	$22,772	1.75%	1.35%	0.13%	0.54%	20.86%

—		$10.50	(4.73)%	$726	2.45%	2.10%	(0.39)%	(0.02)%	19.69%
0.00	(1)	$11.14	41.01%	$1,032	2.62%	2.10%	(0.57)%	(0.04)%	22.87%
0.00	(1)	$7.90	(26.39)%	$1,696	2.30%	2.10%	0.30%	0.50%	30.37%
0.00	(1)	$10.85	(4.83)%	$9,475	2.29%	2.10%	0.22%	0.41%	34.01%
0.00	(1)	$11.71	10.70%	$5,810	2.50%	2.10%	(0.74)%	(0.34)%	20.86%

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	33

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2022

1.	ORGANIZATION

The Centerstone Investors Fund and the Centerstone International Fund (each a “Fund” and collectively the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust III, (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund reorganized on March 5, 2021 from their predecessor fund to a series of Northern Lights Fund Trust III. The Centerstone Investors Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including the US market. The Centerstone International Fund seeks long-term growth of capital by investing in a range of securities and asset classes primarily from foreign (non-US) markets. Centerstone Investors, LLC (the “Advisor”), manages the Funds. The Funds’ inception date is May 3, 2016.

All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles genarally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies.”

34	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

a.	Investment Valuation – The Funds record their investments at fair value. In determining each Fund’s Net Asset Value (“NAV”) per share as of the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm Eastern Time (“ET”) (the “Valuation Time”), securities traded on one or more securities exchanges for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. If market quotations are not readily available at the Valuation Time, the Trust’s Board of Trustees (the “Board”) has approved the use of a fair valuation pricing committee (the “Fair Value Committee”), to which it has delegated certain responsibilities. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively). Debt securities, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available, are generally priced at the current bid price. Debt securities may be valued at prices supplied by the relevant pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Absent special circumstances, valuations for a specific type of instrument will all be made through the same pricing agent.

Exchange-traded options; futures and options on futures are valued at the settlement price determined by the exchange.

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Fair Value Committee in the case of securities for which the Fair Value Committee provides a fair value determination, at 4:00 pm ET or the nearest time prior to the Valuation Time, at which such foreign currency quotations are available.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	35

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Fair Value Committee believes another valuation is more appropriate.

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the Valuation Time, provided by a bank or dealer that the pricing agent or, if applicable, the Fair Value Committee believes to be reliable.

Securities in which the Funds invest may be traded in markets that close before the Valuation Time. Normally, developments that occur between the close of the foreign markets and the Valuation Time will not be reflected in a Fund’s NAV. However, a Fund may determine that such developments are significant that they will affect the value of the Fund’s securities, and the Fund may adjust the previous local closing prices to reflect fair value for these securities as of the Valuation Time. The Board has authorized the use of an independent fair valuation service. If the movement in the S&P 500 Index, after foreign markets close, is greater than predetermined levels, a Fund may use a systematic valuation model to fair value its foreign securities. The values assigned to a Fund’s foreign securities therefore may differ on occasion from reported market values. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined will be valued using alternative market prices provided by a pricing service.

The Board and the Advisor believe relying on the procedures as described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of the Valuation Time.

Fair Valuation Process – If market quotations are not readily available, or if, in the opinion of the Advisor, the prices or values available do not represent fair value, securities will be valued at their fair market value as determined in good faith by the Fair Value Committee in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. The Fair Value Committee is composed of (a) the following standing members: (i) the Trust’s Treasurer or Assistant Treasurer, and (ii) a representative of the administrator, and

36	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

(b)  on an ad hoc basis, a representative of the Advisor. The Fair Value Committee, at its discretion, may also include the Trust’s Chief Compliance Officer. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. The Fair Value Committee may enlist such third party consultants or advisers (such as an accounting firm or Fair Value pricing specialist) as it determines may be desirable, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Advisor, the prices or values available do not represent the fair value of the instrument based upon factors that may include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination of the closing prices reported on the principal exchange on which they are traded, but prior to each Fund’s calculation of its NAV; (v) stale prices – securities whose prices have been stale for 20 or more consecutive business days; (vi) mutual funds that do not provide timely NAV information; (vii) interests in a commodity pool or a managed futures pool; and (viii) restricted securities, such as private investments or non traded securities. The Fair Value Committee may determine the fair value of a restricted security using the following factors: (a) the type of security; (b) the cost at date of purchase; (c) the size and nature of

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	37

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

the Funds’ holdings; (d) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (e) information as to any transactions or offers with respect to the security; (f) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (g) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (h) the level of recent trades of similar or comparable securities; (i) the liquidity characteristics of the security; (j) current market conditions; (k) the market value of any securities into which the security is convertible or exchangeable; (l) the security’s embedded option values; and (m) information about the financial condition of the issuer and its prospects.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

38	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used for the year ended as of March 31, 2022, for the Funds’ assets and liabilities measured at fair value:

Centerstone Investors Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks#	$102,082,466	$111,710,168	$—	$213,792,634
Exchange-Traded Funds	14,276,228	—	—	14,276,228
Preferred Stocks	6,454,623	—	—	6,454,623
Corporate Bonds	—	501,250	—	501,250
U.S. Government & Agencies	24,365,235	—	—	24,365,235
Collateral for Securities Loaned	6,986,581	—	—	6,986,581
Money Market Funds	18,909,337	—	—	18,909,337
Total Assets	$173,074,470	$112,211,418	$—	$285,285,888
	Investments valued as practical expedient:			5,885,654
	Total Investments:			$291,171,542

Centerstone International Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks#	$7,664,052	$26,892,645	$—	$34,556,697
Exchange-Traded Funds	2,403,187	—	—	2,403,187
Collateral for Securities Loaned	1,628,556	—	—	1,628,556
Total Assets	$11,695,795	$26,892,645	$—	$38,588,440
	Investments valued as practical expedient:			1,471,414
		Total Investments:		$40,059,854

*	Refer to the Portfolio of Investments for country classification.

#	As of March 31, 2022, foreign common stocks were mostly classified as level 2 securities due to fair value factor pricing by the Fund’s pricing agent.

The Funds did not hold any Level 3 securities as of March 31, 2022.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	39

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

In determining fair values as of March 31, 2022, the Advisor has, as a practical expedient, estimated fair value of each Private Investment Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Private Investment Fund as of that date. Each investment for which fair value is measured using the Private Investment Fund’s NAV as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Private Investment Funds with a fair value of $5,885,654 and $1,471,414 for the Centerstone Investors Fund and Centerstone International Fund, respectively, have not been categorized.

b.	Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

c.	Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

d.	Foreign Currency Translations – The books and records of the Funds are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

40	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

e.	Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Funds may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund may also enter into forward currency contracts as an investment strategy consistent with the Fund’s investment objective.

A Fund investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position.

There were no forward foreign currency contracts outstanding, as of March 31, 2022. For the year ended March 31, 2022, the average monthly outstanding currency purchased or sold in US dollars for forward foreign currency contracts totaled $230,633 and $90,538 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

f.	Options Transactions - The Funds may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	41

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

42	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

g.	Short Sales - The Funds may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, a Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, a Fund will be required to maintain a segregated account with the Fund’s custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Funds may also sell a security short “against the box.” Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	43

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

h.	Impact of Derivatives on the Statements of Operations – The following is a summary of each Fund’s realized gain (loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency Contracts	Net realized gain (loss) from: Forward Foreign Currency Contracts

Realized gain (loss) on derivatives recognized in the Statements of Operations
Derivative Investment type	Centerstone Investors Fund	Centerstone International Fund
Forward Foreign Currency Contracts	$(78,764)	$(1,293)

i.	Lending Portfolio Securities - For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting generally of cash, US Government securities, letters of credit or other collateral as deemed appropriate by the Board, in an amount at least equal to the current market value of the loaned securities, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, each Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Advisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

44	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. While there are no limits on the number of borrowers to which each Fund may lend securities, in practice, a Fund may end up lending securities to only one or a small group of borrowers.

Cash collateral may be invested by a Fund in short-term investments including money-market funds. Investment of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

The agreement provides that after predetermined rebates to borrowers, the Funds each retain a portion of their respective net securities lending income and pay State Street the remaining portion.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of March 31, 2022:

		Gross	Net Amounts		Gross Amounts Not
		Amounts	of Assets		Offset in the Statement
	Gross	Offset in the	Presented in		of Assets & Liabilities
	Amounts of	Statement	the Statement	Financial	Cash		Net
	Recognized	of Assets &	of Assets &	Instruments	Collateral		Amount
Assets:	Assets	Liabilities	Liabilities	Pledged*	Received		of Assets
Centerstone Investors Fund
Description:
Securities Loaned	$10,001,675	$—	$10,001,675	$3,015,094	$6,986,581	*	$—
Total	$10,001,675	$—	$10,001,675	$3,015,094	$6,986,581		$—

Centerstone International Fund
Description:
Securities Loaned	$2,523,812	$—	$2,523,812	$895,256	$1,628,556	*	$—
Total	$2,523,812	$—	$2,523,812	$895,256	$1,628,556		$—

*	The amount is limited to the asset balance and accordingly does not include excess collateral pledged. Non-cash collateral is not reflected in the Funds’ records as the Funds do not have control of this collateral.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	45

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The fair value of the securities loaned for the Centerstone Investors Fund and Centerstone International Fund totaled $10,001,675 and $2,523,812 at March 31, 2022, respectively. The securities loaned are noted in the Portfolios of Investments. The fair value of the “Collateral for Securities Loaned” on the Portfolios of Investments includes cash collateral received and reinvested that totaled $6,986,581 for the Centerstone Investors Fund and $1,628,556 for the Centerstone International Fund at March 31, 2022, respectively. This amount is offset by a liability recorded as “Collateral on securities loaned.” The contractual maturity of securities lending transactions is an overnight and continuous basis. At March 31, 2022, Centerstone Investors Fund and Centerstone International Fund received non-cash collateral of $3,681,186 and $1,119,376, respectively. The non-cash collateral consists of U.S. treasury notes and U.S. treasury inflation indexed bonds, with coupon rates ranging from 0.125% to 6.875% and maturity dates from 4/30/2022 to 2/15/2051 and is held for benefit of each Fund at the Fund’s custodian. The Funds cannot pledge or resell the collateral.

j.	Concentration of Risk - Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

k.	Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been

46	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years of 2019 through 2021, or expected to be taken in the Funds’ March 31, 2022 year-end tax returns. The Funds identify their major tax jurisdiction as US federal, Ohio and foreign jurisdictions where a Fund makes significant investments. Neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

l.	Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on the ex-date.

m.	Class Accounting - Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares of a Fund have equal voting privileges with respect to such Fund except that each class has exclusive voting rights with respect to its service and/or distribution plans. A Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of such Fund.

n.	Foreign Taxes – Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	47

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

o.	Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

p.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

q.	Market Risk – The value of each Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Each Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Securities markets may experience long periods of decline in value.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, climate change and climate-related events, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased

48	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other preexisting political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has spread globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of a Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	49

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

a.	Management Fees – The Advisor serves as each Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, subject to the oversight of the Board and in conformity with the stated policies of the Funds, manages all business activities of the Funds. As compensation for its services, each Fund pays the Advisor an annualized rate of 0.90% of each Fund’s respective average daily net assets, accrued daily and paid monthly. For the year ended March 31, 2022, the Advisor earned advisory fees of $2,662,300 and $529,975 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

Pursuant to an operating expense limitation agreement between the Advisor and the Trust, the Advisor has agreed to waive its fees and/ or expenses for each Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for a Fund does not exceed 1.35%, 2.10% and 1.10%, of such Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through July 31, 2023. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. The Advisor is permitted to receive reimbursement from a Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or paid; and (2) the reimbursement may not be made if it would cause the expense limitation currently in effect or in effect at the time of the waiver or payment, whichever is lower, to be exceeded.

During the year ended March 31, 2022, the Advisor waived fees totaling $27,474 and $209,844 for the Centerstone Investors Fund and Centerstone International Fund, respectively. As more fully described above, waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or paid.

50	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The following amounts are subject to recapture by the Funds until the following dates:

	3/31/2023	3/31/2024	3/31/2025
Centerstone Investors Fund	$296,599	$315,573	$27,474
Centerstone International Fund	370,304	353,349	209,844

Each Fund was reorganized on March 5, 2021 from a series of Centerstone Investors Trust to a series of Northern Lights Fund Trust III (the “Reorganization”). Prior to the reorganization, the Funds had advisory and expense limitation agreements with Centerstone Investors Trust. The fees charged to the Funds did not change as a result of the Reorganization and the amounts waived by the predecessor funds are still subject to recapture by the Advisor.

b.	Distributor – The Distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, with respect to the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for the Funds’ Class A and Class C shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated at an annual rate of 0.25% and 1.00% per year of the average daily net assets of each Fund’s Class A and Class C shares and paid to the Distributor to be used to pay for distribution and shareholder servicing activities. For the year ended March 31, 2022, the Funds incurred distribution Fees of $191,436 and $39,740 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended March 31, 2022:

	Underwriting	Amount Retained
Fund	Commissions	by Underwriter
Centerstone Investors Fund
Class A	$25,014	$2,320
Class C	10,997	2,655

Centerstone International Fund
Class A	830	88
Class C	530	—

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	51

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

c.	Administration, Fund Accounting and Transfer Agency Fees

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Funds pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended March 31, 2022 were as follows:

	Purchases	Sale Proceeds
	(excluding	(excluding	Purchases of	Proceeds of
	US Government	US Government	US Government	US Government
Fund	Securities)	Securities)	Securities	Securities
Centerstone Investors Fund	$82,064,342	$84,616,071	$24,887,695	$—
Centerstone International Fund	11,147,828	34,444,276	—	—

52	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

5.	SHARES OF BENEFICIAL INTEREST

At March 31, 2022, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ended March 31, 2022:

				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares

	Class I Shares
Centerstone Investors Fund	2,929,244	232,968	(1,801,046)	1,361,166
Centerstone International Fund	598,188	85,673	(2,906,287)	(2,222,426)

	Class A Shares
Centerstone Investors Fund	537,028	20,297	(548,468)	8,857
Centerstone International Fund	162,970	21,447	(215,160)	(30,743)

	Class C Shares
Centerstone Investors Fund	73,927	2,172	(98,598)	(22,499)
Centerstone International Fund	4,427	709	(28,656)	(23,520)

Following is a summary of shareholder transactions for each Fund for the year ended March 31, 2021:

		Distributions		Net Decrease
Fund	Issued	Reinvested	Redeemed	in Shares

	Class I Shares
Centerstone Investors Fund	4,221,838	115,258	(11,892,867)	(7,555,771)
Centerstone International Fund	812,137	32,798	(4,297,567)	(3,452,632)

	Class A Shares
Centerstone Investors Fund	351,432	8,104	(585,833)	(226,297)
Centerstone International Fund	153,091	6,396	(588,075)	(428,588)

	Class C Shares
Centerstone Investors Fund	61,747	—	(481,278)	(419,531)
Centerstone International Fund	2,834	—	(124,912)	(122,078)

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	53

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

6.	DISTRIBUTIONS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $291,638,666 and $43,013,425 for the Centerstone Investors Fund and Centerstone International Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
	Appreciation	Depreciation	(Depreciation)
Centerstone Investors Fund	$35,729,604	$(36,196,728)	$(467,124)
Centerstone International Fund	5,261,489	(8,215,060)	(2,953,571)

The tax character of Fund distributions paid for the years ended March 31, 2022 and March 31, 2021 were as follows:

For fiscal year	Ordinary	Long-Term	Return of
ended 3/31/2022	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$3,193,627	$335,961	$—	$3,529,588
Centerstone International Fund	1,159,461	—	40,586	1,200,047

For fiscal year	Ordinary	Long-Term	Return of
ended 3/31/2021	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$1,576,835	$—	$—	$1,576,835
Centerstone International Fund	437,732	—	—	437,732

As of March 31, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Centerstone Investors Fund

Undistributed	Undistributed	Post October		Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Capital Loss	Book/Tax	Appreciation/	Accumulated
Income	Capital Gains	Late Year Loss	Carry Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$3,104,751	$(54,095)	$—	$—	$(472,022)	$2,578,634

Centerstone International Fund

Undistributed	Undistributed	Post October		Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Capital Loss	Book/Tax	Appreciation/	Accumulated
Income	Capital Gains	Late Year Loss	Carry Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(2,132,389)	$(20,724,921)	$—	$(2,955,131)	$(25,812,441)

54	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies and adjustments for partnerships, grantor trusts and defaulted income securities.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Centerstone Investors Fund	$54,095
Centerstone International Fund	42,164

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Centerstone International Fund incurred and elected to defer such capital losses of $2,090,225.

The unrealized appreciation (depreciation) in the table above includes net unrealized foreign currency losses of $4,898 for the Centerstone Investors Fund and $1,560 for the Centerstone International Fund.

At March 31, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

	Non-Expiring	Non-Expiring		CLCF
	Short-Term	Long-Term	Total	Utilized
Centerstone Investors Fund	$—	$—	$—	$9,284,268
Centerstone International Fund	8,096,793	12,628,128	20,724,921	889,819

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	55

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

7.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells its shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption occurs. For the year ended March 31, 2022, the Centerstone Investors Fund and the Centerstone International Fund assessed $2,194 and $200 in redemption fees, respectively.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the outstanding voting securities of a Fund creates the presumption of control of the Fund, under Section 2(a)(a) of the 1940 Act. As of March 31, 2022, Charles Schwab & Co. Inc. held in omnibus accounts for the benefit of others approximately 33% and 41% of the outstanding voting securities of the Centerstone Investors Fund and Centerstone International Fund, respectively and UBS held in omnibus accounts for the benefit of others approximately 28% of the outstanding voting securities of the Centerstone International Fund.

9.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Each Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. The Funds will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of a Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

56	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

As of March 31, 2022, the Centerstone Investors Fund and the Centerstone International Fund were invested in the following restricted securities:

Centerstone Investors Fund

	Initial				% of
Security	Acquisition Date	Shares	Cost	Value	Net Assets
Coast Capital Midas Fund LP	2/1/2021	2,691,200	$4,800,000	$5,885,654	2.1%

Centerstone International Fund

	Initial				% of
Security	Acquisition Date	Shares	Cost	Value	Net Assets
Coast Capital Midas Fund LP	2/1/2021	672,800	$1,200,000	$1,471,414	3.8%

10.	REORGANIZATION

The Centerstone Investors Fund and the Centerstone International Fund were engaged in a tax-free reorganization for federal income tax purposes on March 5, 2021, from series of Centerstone Investors Trust, a Delaware statutory trust, to series of Northern Lights Fund Trust III, also a Delaware statutory trust. The Funds are a continuation of their identically named predecessor fund in Centerstone Investors Trust (the “Predecessor Funds”). The Funds have the same investment objectives, principal investment strategies, investment adviser and portfolio managers as the Predecessor Funds. On the date of the Reorganization, shareholders who owned shares of the Predecessor Funds received identical shares of the Funds. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Funds were carried forward to align ongoing reporting of the Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The net assets, shares, realized gain/loss, and unrealized gain/loss on investments on the date of the Reorganization were $253,713,271, 19,888,890 shares, $2,438,924, and $22,177,134 for the Centerstone Investors Fund and $66,336,566, 5,927,774 shares, $(8,407,813), and $1,349,127 for the Centerstone International Fund, respectively.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	57

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

11.	NEW REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

58	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

TO THE SHAREHOLDERS OF CENTERSTONE INVESTORS FUND AND

CENTERSTONE INTERNATIONAL FUND AND

BOARD OF TRUSTEES OF NORTHERN LIGHTS FUND TRUST III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Centerstone Investors Fund and Centerstone International Fund (the “Funds”), each a series of Northern Lights Fund Trust III as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of March 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	59

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and underlying fund administrators. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 27, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

60	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transactional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual-Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period.”

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	61

CENTERSTONE INVESTORS

FUNDS’ EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual(1)		(5% return before expenses)
				Expenses		Expenses
	Fund’s	Beginning	Ending	Paid During	Ending	Paid During
	Annualized	Account	Account	Period*	Account	Period*
	Expense	Value*	Value	10/1/21-	Value	10/1/21-
	Ratio	10/1/21	3/31/22	3/31/22	3/31/22	3/31/22
Class I:
Investors Fund	1.10%	$1,000.00	$981.20	$5.43	$1,019.45	$5.54
International Fund	1.10%	$1,000.00	$966.00	$5.39	$1,019.45	$5.54

Class A:
Investors Fund	1.35%	$1,000.00	$980.10	$6.66	$1,018.20	$6.79
International Fund	1.35%	$1,000.00	$964.20	$6.61	$1,018.20	$6.79

Class C:
Investors Fund	2.10%	$1,000.00	$975.90	$10.35	$1,014.46	$10.55
International Fund	2.10%	$1,000.00	$961.40	$10.27	$1,014.46	$10.55

(1)	Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365 (to reflect the one-half year period).

62	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended March 31, 2022, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Foreign Tax Credit

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended March 31, 2022 and March 31, 2021, were as follows:

For fiscal year	Foreign	Foreign
ended 3/31/2022	Taxes Paid	Source Income
Centerstone Investors Fund	$0.03	$0.06
Centerstone International Fund	0.06	0.17

For fiscal year	Foreign	Foreign
ended 3/31/2021	Taxes Paid	Source Income
Centerstone Investors Fund	$0.02	$0.08
Centerstone International Fund	0.03	0.14

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	63

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name,	Position(s)
Address,	Held with	Length of Service
Year of Birth	Registrant	and Term	Principal Occupation(s) During Past 5 Years
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).

*	As of March 31, 2022, the Trust was comprised of 33 active portfolios managed by 17 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

64	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Number of Funds
Overseen In The
Fund Complex*	Other Directorships Held During Past 5 Years**
2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).

2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).

2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).

2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	65

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Officers of the Trust

	Position(s)	Length of
Name, Address,	Held with	Service
Year of Birth	Registrant	and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1.877.314.9006.

66	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policy

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 877.314.9006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Fund files its complete portfolio of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 877.314.9006.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	67

NORTHERN LIGHTS FUND TRUST III

PRIVACY NOTICE	REV. MAY 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	w	Social Security number and income

	w	assets, account transfers and transaction history

	w	investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you.	NO	We do not share
For joint marketing with other financial companies.	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We do not share
For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?     Call 1-888-339-4230

68	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

NORTHERN LIGHTS FUND TRUST III

PRIVACY NOTICE

WHAT WE DO
How does Northern Lights Fund Trust III protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Northern Lights Fund Trust III collect my personal information?	We collect your personal information, for example, when you

	w	open an account or give us contact information

	w	provide account information or give us your income information

	w	make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all	Federal law gives you the right to limit only
sharing?
	w	sharing for affiliates’ everyday business purposes— information about your creditworthiness.

	w	affiliates from using your information to market to you

	w	sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	w	Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	w	Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	w	Northern Lights Fund Trust III does not jointly market.

Centerstone Investors ♦ Annual Report ♦ March 31, 2022	69

CENTERSTONE INVESTORS

Investment Advisor
Centerstone Investors, LLC
228 Park Avenue S
Suite 75938
New York, NY 10003

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

Legal Counsel
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent, Fund Accountant and Fund Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, OH 95246

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street
Suite 100
Elkhorn, NE 68022

70	Centerstone Investors ♦ Annual Report ♦ March 31, 2022

CENTERSTONE
INVESTORS

Centerstone Investors • 228 Park Avenue S, Suite 75938 • New York, New York 10003
212.503.5790 • **centerstoneinv.com** • in

CEN-AR22

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $30,500

2021 - $30,500

(b)	Audit-Related Fees

2022 - None

2021 - None

(c)	Tax Fees

2022 - $7,000

2021 - $7,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

 2022     2021

Audit-Related Fees:         0.00%  0.00%

Tax Fees:                        0.00%  0.00%

All Other Fees:                0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $7,000

2020 - $7,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/2/2022

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/2/2022